May 22, 2000

Jack  Marshall
Chief  Executive  Officer
PhotoLoft.com
Suite  142
300  Orchard  City  Drive
Campbell,  California  95008

Dear  Jack:

          This letter supplements that certain Stock Purchase Agreement, dated as of April 18, 2000 and executed as of the date hereof ("Agreement"), by and among Intellect Capital Group, LLC, a Delaware limited liability company (the "Purchaser"), and PhotoLoft.Com, Inc., a Nevada corporation (the "Company").
Capitalized terms used but not otherwise defined herein shall have the same meaning as set forth in the Agreement.

          In accordance with Article 2 of the Agreement, Purchaser shall receive shares of the Company's Series B Preferred Stock, which, no later than 30 days from the date upon which such Purchased Stock shall be issued (the "Purchased Stock Issuance Date"), shall be convertible into that number of fully paid and nonassessable shares of the Company's Common Stock equal to fifty percent (50%) of the Company's Common Stock then outstanding following the conversion (the "Conversion Date").

          Pursuant to Section 3.2 of the Agreement, Company represents and warrants to Purchaser as follows:

          The Company has sufficient number of shares of Common Stock authorized in order to reserve a number of shares to permit the conversion of the Purchased Shares.

          As of the date hereof, Company has 50,000,000 shares of Common Stock authorized, with 12,914,377 shares of Common Stock issued and outstanding (the "Outstanding Shares"); an additional 7,640,739 shares of Common Stock obligated for issuance pursuant to (i) agreements for the conversion of other securities into shares of Common Stock, (ii) agreements for the exercise of warrants and options in exchange for shares of Common Stock and (iii) other commitments of the Company to issue or sell shares of Common Stock and/or securities convertible into shares of Common Stock (the "Obligated Shares"); and contemplates issuing at least 4,800,000 shares in conjunction with the current private placement of common stock ("Placement Shares"). Thus, as of the date hereof and in accordance with the terms of the Agreement, the Purchaser is entitled to receive at least 25,355,116 shares of the Company's Common Stock upon conversion of the Purchased Stock into shares of Common Stock (the "Conversion Shares").

          If the Company were to immediately convert its Purchases Shares into Conversion Shares, the Company would not have a sufficient number of shares of Common Stock authorized in order to reserve a number of shares to permit the conversion of the Purchased Shares into the Conversion Shares, as indicated by the following table:

          OUTSTANDING SHARES                                  12,914,377
          OBLIGATED SHARES                                     7,640,739
          PLACEMENT SHARES                                     4,800,000
          CONVERSION SHARES                                   25,355,116
                                                              ----------
            TOTAL SHARES SUBJECT TO ISSUANCE                  50,710,232
          SHARES AUTHORIZED                                   50,000,000
                                                              ----------
            SHARES IN EXCESS OF AUTHORIZATION                    710,232

          In order for there to be a sufficient number of shares of Common Stock authorized to reserve a number of shares for the Conversion Shares, the Company must increase the number of authorized shares of its Common Stock. In order to increase the number of authorized shares of its Common Stock, the Company must amend its Articles of Incorporation, which requires the approval of the Company's shareholders in accordance with Nevada law.

          In consideration of the mutual covenants and agreements set forth in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, by signing this letter ("Letter Agreement"), the Company hereby agrees as follows:

          1. As an inducement to the Purchaser for entering into the Agreement and contemporaneously with the execution thereof by the Purchaser, and contemporaneously with the execution of this Letter Agreement by the Company, the Company shall cause each of its directors and officers and all of its shareholders who have beneficial ownership of at least 10% of the Company's currently outstanding Common Stock to enter into a Shareholder Agreement with Purchaser in the form attached hereto as Exhibit A ("Shareholder Agreement").
                                            ---------

          2. No later than five (5) business days after the Purchased Stock Issuance Date, the Company shall file with the Securities and Exchange Commission a form of proxy seeking shareholder approval of an amendment to the Company's Articles of Incorporation that will increase the authorized number of shares of our Common Stock from 50,000,000 to 200,000,000 shares (the "Proxy). The Company may include other matters for shareholder consideration and approval in the Proxy as it deems necessary or advisable, including but not limited to, seeking shareholder approval for changing the Company's name from "PhotoLoft.com" to "PhotoLoft, Inc."

          3. In the event that the Company does not file the Proxy within five (5) business days after the Purchased Stock Issuance Date, Purchaser shall be entitled to receive from Company, and Company shall pay to Purchaser, a penalty of $1,000 for each day during which the Proxy remains unfiled.

               4. In the event that the Company is unable to obtain the necessary shareholder approval of the amendment to the Company's Articles of Incorporation that will increase the authorized number of shares of our common stock from 50,000,000 to 200,000,000 shares prior to the Conversion Date and to the extent that the Company has insufficient shares of Common Stock available to issue the Conversion Shares, then for each Conversion Share that cannot be issued on the Conversion Date as a result of such deficit, the Company shall pay to Purchaser an amount equal to the market value of a share of the Company's
Common  Stock  on  the  Conversion  Date.

          If the foregoing is in accordance with your understanding, please so indicate by signing this letter in the space indicated below and return it to us no later than May __, 2000.

                              Very  truly  yours,

                              INTELLECT  CAPITAL  GROUP,  LLC


                              By:  /S/  Terren  S.  Peizer
                                   -------------------------
                                   Terren  S.  Peizer
                                   Chief  Executive  Officer


ACCEPTED  AND  AGREED
  AS  OF  MAY  22,  2000

PHOTOLOFT.COM



By:  /S/  Jack Marshall
     -------------------------
     Jack  Marshall
     Chief  Executive  Officer

                                                                       EXHIBIT A

                              SHAREHOLDER AGREEMENT

     This Shareholder Agreement (the "Agreement"), dated as of May 22, 2000, is by and between ___________________________________, a shareholder (the
"Shareholder") of PhotoLoft.com, a Nevada corporation (the "Company"), and Intellect Capital Group, LLC, a Delaware limited liability company ("ICG"). All terms used herein and not defined herein shall have the meanings assigned thereto in the Purchase Agreement or the Letter Agreement, as applicable (each as defined below).

     WHEREAS, ICG and the Company have agreed to enter into a Stock Purchase Agreement, dated as of April 18, 2000 and executed as of the date hereof (the "Purchase Agreement") whereby the Company shall issue to ICG shares of the Company's Series B Preferred Stock convertible into a number of shares of the Company's Common Stock (the "Conversion");

     WHEREAS, the Purchase Agreement is supplemented by a Letter Agreement dated the date hereof ("Letter Agreement") which sets forth certain obligations of the Company to ICG relating to the Conversion, including the requirement that the Company amend its Articles of Incorporation to increase the number of its authorized shares of Common Stock from 50,000,000 to 200,000,000 ("Amendment");

     WHEREAS, the Amendment requires the approval of at least a majority of the outstanding shares of the Company's Common Stock;

     WHEREAS, the Shareholder owns the number of shares of Company Common Stock set forth beneath the Shareholder's signature (the "Shares"); and

     WHEREAS, in consideration of the substantial risks and expenses incurred and to be incurred by ICG in connection with the Purchase Agreement and the Letter Agreement, the Shareholder, solely in such Shareholder's capacity as a shareholder of the Company and not in any other capacity, has agreed to enter into and perform this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1.     Agreement  to  Vote Shares.  Shareholder shall vote or cause to
                 --------------------------
be voted, or execute a written consent with respect to, the Shares then held of record or beneficially owned, directly or indirectly, by such Shareholder in favor of the Amendment either at a meeting of the shareholders of the Company at which such Amendment is considered and at every adjournment thereof or in connection with every proposal to take action by written consent with respect thereto.

          2.     No  Voting  Trusts.  Shareholder  agrees  that Shareholder will
                 ------------------
not, nor will Shareholder permit any entity under Shareholder's control to, deposit any Shares in a voting trust or subject the Shares to any agreement, arrangement or understanding with respect to the voting of the Shares inconsistent with this Agreement,

          3.     Representations  and  Warranties  of  Shareholder.  Shareholder
                 -------------------------------------------------
represents  and  warrants  to  and  agrees  with  ICG  as  follows:

     a.           Capacity. Shareholder has all requisite capacity and authority
                  --------
to enter  into  and  perform  his  or  her  obligations  under  this Agreement.

     b.           Binding Agreement.  This  Agreement  constitutes the valid and
                  -----------------
legally binding obligation of Shareholder, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     c.           Non-Contravention.   The  execution  and  delivery  of  this
                  -----------------
Agreement by Shareholder does not, and the performance by Shareholder of his or her obligations hereunder and the consummation by Shareholder of the transactions contemplated hereby will not, violate or conflict with, or constitute a default under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which Shareholder is a party or by which Shareholder is bound, or any statute, rule or regulation to which Shareholder is subject or, in the event that Shareholder is a corporation, partnership, trust or other entity, any charter, bylaw or other organizational document of the Shareholder.

     d.           Ownership of Shares.  Shareholder has good title to all of the
                  -------------------
Shares as of the date hereof, and, except as set forth on Annex A hereto, the Shares are so owned free and clear of any liens, security interests, charges or other encumbrances.

          4.     Specific  Performance  and  Remedies.  Shareholder acknowledges
                 ------------------------------------
that it will be impossible to measure in money the damage to ICG if Shareholder fails to comply with the obligations imposed by this Agreement and that, in the event of any such failure, ICG will not have an adequate remedy at law or in damages. Accordingly, Shareholder agrees that injunctive relief or other equitable remedy, in addition to remedies at law or in damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that ICG has an adequate remedy at law. Shareholder agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with ICG's seeking or obtaining such equitable relief. In addition, after discussing the matter with Shareholder, ICG shall have the right to inform any third party that ICG reasonably believes to be, or to be contemplating, participating with Shareholder or receiving from Shareholder assistance in violation of this Agreement, of the terms of this Agreement and of the rights of ICG hereunder, and that participation by any such persons with Shareholder in activities in violation of Shareholder's agreement with ICG set forth in this Agreement may give rise to claims by ICG against such third party.

          5.     Term  of  Agreement;  Termination.
                 ---------------------------------

     a.           The term of this Agreement shall commence  on the date hereof.

     b. This Agreement shall terminate upon the date, if any, of the termination of the Purchase Agreement prior to the Conversion Date in accordance with its terms. Upon such termination, no party shall have any farther obligations or liabilities hereunder; provided however, such termination shall
                                        ----------------
not relieve any party from liability for any breach of this Agreement prior to such termination.

          6. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

          7. Notices. All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by telecopy or like transmission and on the next business day when sent by a reputable overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     If  to  ICG:
     -----------


                     Intellect  Capital  Group,  LLC
                     11111  Santa  Monica  Blvd.
                     Suite  650
                     Los  Angeles,  California  90025
                     Attention:  Terren  S.  Peizer
                     Facsimile:  (310)  479-2959

          With  a  copy  to:
          -----------------

                     Manatt,  Phelps  &  Phillips,  LLP
                     11355  West  Olympic  Blvd.
                     Los  Angeles,  California  90064
                     Attention:  Robert  Platt,  Esq.
                     Facsimile:  (310)  312-4224

     If  to  the  Shareholder:
     ------------------------

                     _______________________________
                     _______________________________
                     _______________________________
                     Attention:  ______________________
                     Facsimile:  ______________________

          8.     Miscellaneous.
                 -------------

     a.           Severability.  If  any  provision  of  this  Agreement  or the
                  ------------
application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement, shall not be affected.

     b.           Capacity.  The  covenants  contained  herein  shall  apply  to
                  --------
Shareholder solely in his or her capacity as a shareholder of the Company, and no covenant contained herein shall apply to Shareholder in his or her capacity as a director or officer, if applicable, of the Company.

     c.           Counterparts.  This  Agreement  may be executed in one or more
                  ------------
counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

     d.           Headings.  All  Section headings herein are for convenience of
                  --------
reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

     e.           Choice of Law.  This Agreement shall be deemed a contract made
                  -------------
under, and for all purposes shall be construed in accordance with, the laws of the State of California, without reference to its conflicts of law principles.

          9.     Attorney's  Fees.  The  prevailing  party  or  parties  in  any
                 ----------------
litigation, arbitration, mediation, bankruptcy, insolvency or other proceeding ("Proceeding") relating to the enforcement or interpretation of this Agreement may recover from the unsuccessful party or parties all fees and disbursements of counsel (including expert witness and other consultants' fees and costs) relating to or arising out of (a) the Proceeding (whether or not the Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding including, without limitation, one to enforce or collect any judgment or award resulting from the Proceeding. All such judgments and awards shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and fees and disbursements of counsel.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                                 INTELLECT  CAPITAL  GROUP,  LLC


                                                 By:
                                                    ----------------------------
                                                    Terren  S.  Peizer
                                                    Chief  Executive  Officer


                                                 SHAREHOLDER:


                                                 -------------------------------
                                                 (Print  or  type  name)


                                                 -------------------------------
                                                 (Signature)


                                                 -------------------------------
                                                 Shares